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                               RYDEX SERIES FUNDS
                               RYDEX DYNAMIC FUNDS

                        SUPPLEMENT DATED JANUARY 10, 2001
                                     TO THE
                  RYDEX SERIES FUNDS C CLASS SHARES PROSPECTUS
                              DATED OCTOBER 9, 2000
                                       AND
                  RYDEX DYNAMIC FUNDS C CLASS SHARES PROSPECTUS
                              DATED OCTOBER 9, 2000

This supplement provides new and additional information beyond that contained in each Prospectus and should be read in conjunction with each Prospectus.

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On pages 7 and 11 of the Rydex Series Fund C Class Shares Prospectus, and on
pages 3, 5, and 7 of the Rydex Dynamic Funds C Class Shares Prospectus, the following footnote should be added to the fee table as follows:

          MAXIMUM DEFERRED SALES CHARGE (LOAD) *
          (AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS, WHICHEVER IS LESS)
          ___________________________________________________1.00%

    * THE DEFERRED SALES CHARGE WILL BE WAIVED FOR CUSTOMERS OF FINANCIAL INTERMEDIARIES THAT HAVE ENTERED INTO ARRANGEMENTS WITH THE DISTRIBUTOR TO FOREGO TRANSACTION-BASED COMPENSATION IN CONNECTION WITH THE INITIAL PURCHASE.

On page 25 of the Rydex Series Fund C Class Shares Prospectus, and on page 22 of the Rydex Dynamic Funds C Class Shares Prospectus delete the last sentence under the heading "SALES CHARGES" and replace it with the following:

         The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission equal to 1.00% of the purchase price of your investment in connection with your initial purchase. If your intermediary has entered into arrangements with the Distributor to forego receipt of that initial 1.00% sales commission, the Fund will waive any otherwise applicable CDSC when you redeem your C Class Shares. For more information about whether your broker-dealer has entered into such an arrangement, contact your intermediary directly.

         WAIVER OF THE CDSC
         The CDSC will be waived for the redemption of C Class Shares
          - purchased through a financial intermediary that has entered into arrangements with the Distributor to forego transaction-based compensation in connection with the initial purchase.
          -    purchased by reinvesting dividends;
          -    following the death or disability of a shareholder;
          - that, in the aggregate, do not exceed 10% of the initial value of the account; and

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          -    resulting from the Trust's right to redeem accounts that
               maintain a balance below the current applicable minimum investment.

         The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

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                          PLEASE RETAIN THIS SUPPLEMENT
                              FOR FUTURE REFERENCE